EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, C. Troy Woodbury, Jr., the Chief Financial Officer of Wegener Corporation (the "Company"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company's Annual Report on Form 10-K for the period ended September 3, 2004 (the "Report") filed with the Securities and Exchange
Commission:

      o fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ C. Troy Woodbury, Jr.
                                           -------------------------------------
                                   NAME:   C. TROY WOODBURY, JR.
                                   TITLE:  TREASURER AND CHIEF FINANCIAL OFFICER
                                           (PRINCIPAL FINANCIAL OFFICER)
                                   DATE:   DECEMBER 2, 2004